UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of earliest event reported: November 20, 2003

                        Date of report: November 24, 2003


                            Ferrellgas Partners, L.P.
                       Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 _______________________________________________

             (Exact name of registrant as specified in its charter)



         Delaware                001-11331                   43-1698480
         Delaware                333-06693                   43-1742520
         Delaware                000-50182                   43-1698481
         Delaware                000-50183                   14-1866671
      --------------           --------------             ----------------
     (State or other           Commission file            (I.R.S. Employer
     jurisdiction of               number                Identification No.)
     incorporation)





                   One Liberty Plaza, Liberty, Missouri 64068
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

JEF Capital Management, Inc. is the holder of all of our issued and outstanding senior units. Our partnership agreement generally provides that we use the cash proceeds of any offering of our common units to redeem a portion of our outstanding senior units, otherwise a "Material Event" would be deemed to have occurred and JEF Capital Management, as the holder of our senior units, would thereafter have specified rights, such as the right to convert the senior units into common units or the right to register the senior units. By letter agreement dated November 20, 2003, JEF Capital Management agreed to waive the occurrence of a "Material Event" if we issue common units at any time and from time to time on or prior to March 31, 2004, and we do not use the cash proceeds from such offering or offerings to redeem a portion of the outstanding senior units. In consideration of the granting of the waiver, we agreed not to redeem any outstanding senior units prior to March 31, 2004, and to reimburse JEF Capital Management for its reasonable legal fees incurred in connection with the execution of the waiver.


         .
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following material is filed as an exhibit to this Current Report on Form 8-K.

              Exhibit Number     Description
              --------------     -----------
                   4.1           Waiver and Acknowledgement of No Material Event
                                 dated November 20, 2003 by and among Ferrellgas
                                 Partners, L.P., Ferrellgas, L.P., Ferrellgas
                                 Inc. and JEF Capital Management, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FERRELLGAS PARTNERS, L.P.

                                          By Ferrellgas, Inc. (General Partner)


Date: November 24, 2003                   By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS PARTNERS FINANCE CORP.

Dated: November 24, 2003                  By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS, L.P.

                                          By Ferrellgas, Inc. (General Partner)


Dated: November 24, 2003                  By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS FINANCE CORP.

Dated: November 24, 2003                  By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


  Exhibit No.          Description of Exhibit
  -----------          ----------------------
     4.1               Waiver and Acknowledgement of No Material Event dated
                       November 20, 2003 by and among Ferrellgas Partners, L.P.,
                       Ferrellgas, L.P., Ferrellgas Inc. and JEF Capital
                       Management, Inc.